UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2019 (July 24, 2019)

Pensare Acquisition Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38167	81-2402421
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

1720 Peachtree Street, Suite 629
Atlanta, GA	30309
(Address of principal executive offices)	(Zip code)

(404) 234-3098
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, one Right and one Warrant	WRLSU	The Nasdaq Stock Market LLC
Common Stock, par value $0.001 per share	WRLS	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one share of Common Stock	WRLSR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	WRLSW	The Nasdaq Stock Market LLC

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 24, 2019, Graham McGonigal was appointed as Chief Operating Officer of Pensare Acquisition Corp. “Pensare”).

Mr. McGonigal has served as a technology consultant since March 2018. Prior to that, Mr. McGonigal served as Chief Network Officer at Vonage Holdings (NYSE: VG) from December 2015 to February 2018, and as Senior Vice President of Network Operations at Vonage from February 2012 to December 2015. Mr. McGonigal has more than 30 years of technical experience and has held senior leadership roles within AT&T (NYSE: T), Cingular Wireless and Bellsouth. From September 2007 to January 2012, Mr. McGonigal was the Chief Operating Officer at MasTec Network Solutions, a division of MasTec Inc. (NYSE: MTZ). At AT&T Mobility, Mr. McGonigal led the national data and service delivery networks and created highly competitive wireless data networks.

Item 7.01. Regulation FD Disclosure

On July 25, 2019, Pensare issued a press release announcing the execution of a Business Combination Agreement (the “Agreement”) among Pensare, Stratos Management Systems, Inc., a Delaware corporation (“Computex”), Tango Merger Sub Corp., a Delaware corporation (“Merger Sub”) and Stratos Management Systems Holdings, LLC, a Delaware limited liability company (“Holdings”), pursuant to which Pensare agreed to acquire Computex in a transaction (the “Business Combination”) that will result in Computex becoming a wholly owned subsidiary of Pensare. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Pensare also announced that it has entered into a non-binding letter of intent to acquire a second company, a leading developer of Unified Communications technology. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Also on July 25, 2019, Pensare issued a press release announcing that it had joined AT&T Partner Exchange®, a platform pursuant to which Pensare will be able to bundle and resell certain AT&T branded products and solutions with its own services following Pensare’s consummation of its initial business combination. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.  Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information

In connection with the proposed Business Combination, Pensare intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary proxy statement relating to the Business Combination. Pensare will mail a definitive proxy statement and other relevant documents to the stockholders of Pensare. Stockholders of Pensare and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and definitive proxy statement in connection with Pensare’s solicitation of proxies for the special meeting to be held to approve the Business Combination because these proxy statements will contain important information about Pensare, Computex, and the Business Combination. The definitive proxy statement will be mailed to stockholders of Pensare as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Pensare Acquisition Corp., 1720 Peachtree Street, Suite 629, Atlanta, GA 30309, or by calling (404) 234-3098.

Participants in the Solicitation

Pensare, Computex and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. Information about the directors and executive officers of Pensare is set forth in Pensare’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019, which was filed with the SEC on June 14, 2019.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the proposed Business Combination will be set forth in the proxy statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Pensare, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-looking Statements

This communication includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, the closing of the proposed Business Combination, any private placement and Pensare’s ability to enter into definitive agreements or consummate a transaction with the second potential target company as contemplated under the letter of intent described in the press release included as Exhibit No. 99.1 to this Current Report on Form 8-K. These statements are based on various assumptions and on the current expectations of Pensare and Computex management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Pensare and Computex. These forward-looking statements are subject to a number of risks and uncertainties, including changes in Computex’s clients’ preferences, prospects and the competitive conditions prevailing in the industries in which Computex operates; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that the approval of the stockholders of Pensare for the proposed transaction is not obtained; failure to realize the anticipated benefits of the proposed Business Combination, including as a result of a delay in consummating the proposed Business Combination or a delay or difficulty in integrating the businesses of Pensare and Computex; the amount of redemption requests made by Pensare’s stockholders; Pensare’s ability to enter into definitive agreements or consummate a transaction with the second potential target company as contemplated under the letter of intent described in the press release included as Exhibit No. 99.1 to this Current Report on Form 8-K; those factors discussed in Pensare’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019 under the heading “Risk Factors,” and other documents of Pensare filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Pensare nor Computex presently know or that Pensare and Computex currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Pensare’s and Computex’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Pensare and Computex anticipate that subsequent events and developments will cause Pensare’s and Computex’s assessments to change. However, while Pensare and Computex may elect to update these forward-looking statements at some point in the future, Pensare and Computex specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Pensare’s and Computex’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 8.01. Other events.

See Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit
99.1	Press Release, dated July 24, 2019, regarding the execution of the Agreement between Pensare, Computex, Merger Sub and Holdings and certain corporate officer and advisor appointments.
99.2	Press Release, dated July 24, 2019, regarding Pensare’s agreement to join AT&T Partner Exchange®.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Pensare Acquisition Corp.

Dated: July 25, 2019	By:	/s/ Darrell J. Mays
	Name:	Darrell J. Mays
	Title:	Chief Executive Officer

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